EXHIBIT 10.20

                               UNLIMITED GUARANTY

      GUARANTY, dated as of December 16, 1996 by Technitrol, Inc., a Pennsylvania corporation, the "Guarantor"), in favor of RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association with its head office at One Hospital Trust Plaza, Providence, RI, 02903, its foreign and domestic branches and Affiliates (the "Bank"). In consideration of the Bank's giving, in its discretion, consignment, time, credit or banking facilities or accommodations to the Customer(s), the Guarantor agrees as follows:

      1. DEFINITIONS. As used in this Guaranty:

      "Affiliate" means any entity controlling, controlled by or under common control with the Bank.

      "Business Day" means a day on which banks are open for the transaction of banking business in Providence, Rhode Island.

      "Customers" mean Doduco, GmbH, of Pforzheim, Germany, a corporation organized and existing under the laws of Germany and Doduco Espana, SA, of Madrid Spain, a corporation organized and existing under the laws of Spain and includes each of their successors.

      "Guaranty" means this instrument as originally executed and includes all amendments and supplements hereto.

      "Obligations" means all liabilities, agreements and other obligations of the Customers to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired.

      "Obligation Agreement" means any bill of exchange, draft, promissory note, agreement (including, without limitation, any precious metals consignment agreement) or other writing evidencing, securing or otherwise executed in connection with any Obligation.

      "Obligation Currency" means the currency in which an Obligation is to be paid.

      2. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise) at the place specified therefor or, if no place of payment is specified, at the office designated by the Bank, and the due and punctual performance, of each Obligation of the Customers to the Bank. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customers or resort to any security or other means of obtaining their payment. Should the Customers default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived

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by the Guarantor. Payments by the Guarantor hereunder may be required by the
Bank on any number of occasions.

      3. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, in funds immediately available to the Bank,

      (a) the amount of each Obligation which has not been paid when due, in the Obligation Currency and at the place of payment specified therefor, or if no place of payment is specified, at the office designated by the Bank; or

      (b) at the option of the Bank (expressed in its demand for payment hereunder) and in lieu of payment in the Obligation Currency, in United States currency and at the head office of the Bank, an amount equal to the cost in United States currency of the amount of the Obligation Currency needed to pay in full and discharge such Obligation, determined at the Bank's spot rate of exchange in Providence, RI for the purchase of such Obligation Currency with United States currency at the close of business on the Business Day next preceding the date of payment of such Obligation (or if there is no such rate on such date, such rate on the next preceding date for which there is such a rate); and

      (c) in United States currency and at the head office of the Bank, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to 18% or, if higher, the rate of interest announced by Rhode Island Hospital Trust National Bank from time to time at its head office as its Base Rate, plus 4%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

      4. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

      5. WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms and if there is an Obligation Agreement, strictly in accordance with the terms thereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customers, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any Obligation Agreement and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any


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claim or demand or to enforce any right or remedy against the Customers or with respect to any Obligation; (ii) any extensions or renewals of any Obligation;
(iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any Obligation Agreement; (iv) the substitution or release of any person or entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or
(vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. The Guarantor acknowledges and confirms that it has established its own means of obtaining from the Customers all information desired by the Guarantor concerning the financial condition and affairs of the Customers and that the Bank is not in' any way obligated to inform the Guarantor of changes in the Customers' financial condition or affairs.

      6. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMERS. If for any reason the Customers have no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Customers by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customers, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any Obligation Agreement shall be immediately due and payable by the Guarantor.

      7. SUBROGATION; SUBORDINATION. The Guarantor waives any right against the Customers arising as a result of any payment by the Guarantor hereunder, by way of subrogation, reimbursement, indemnification, contribution or otherwise, The Guarantor will not prove or prosecute any claim in respect of any payment hereunder, whether in bankruptcy or insolvency proceedings or otherwise, and the Guarantor will not claim any set-off or counterclaim against the Customers in respect of any liability of the Guarantor to the Customers. The payment of any amounts due with respect to any indebtedness of the Customers now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Customers may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customers to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.


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      8. SET-OFF, SECURITY. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor, and in all securities or other property belonging to the Guarantor now or hereafter held by the Bank, against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. In furtherance of such setoff right, the Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all such deposits and other sums.

      9. FURTHER ASSURANCES. The Guarantor agrees that it will, from time to time at the request of the Bank, provide to the Bank its most recent tax returns, audited and unaudited balance sheets and related statements of income and cash flows (prepared on a consolidated basis with the Guarantor's subsidiaries, if any) and such other information relating to the business and affairs of the Guarantor as the Bank may reasonably request. The Guarantor also agrees, upon request after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorizes the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank, and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

      10. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its head office or at the branch of the Bank where this Guaranty is given. No such notice shall affect any rights of the Bank or of any Affiliate hereunder including, without limitation, the rights set forth in Sections 5 and 7, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customers and drawn the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customers, or otherwise, all as though such payment had not been made or value received.


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      11. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the
Guarantor, its heirs, successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any Obligation Agreement or any note held by it evidencing the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

      12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank, No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      13. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or sent by first class mail, postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received or, in the case of electronic facsimile transmission, electronic confirmation received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, in care of Rhode Island Hospital Trust National Bank, One Hospital Trust Plaza, Providence, RI 02903, Telex: __________, Facsimile No.
401.278.7829 Attention: Precious Metals, or at such other address as either party may designate in writing.

      14. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of the State of Massachusetts. without regard to its conflicts of laws provisions. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of Rhode Island or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section la hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

      15. JUDGMENT CURRENCY. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Obligation Currency into any other currency, the rate of exchange used shall be the Bank's spot rate of exchange for the purchase of the Obligation Currency with such other currency at the close of business on the Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the Business Day following receipt by the Bank of any payment in a currency other than the Obligation Currency the Bank is able (in accordance with normal banking procedures) to purchase the Obligation Currency with such other currency. If


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the amount of the Obligation Currency that the Bank is able to purchase with such other currency is less than the amount due in the Obligation Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Bank for the shortfall.

      16. SUBSTITUTE CONVERSION RATE. If on any conversion date provided for in this Guaranty the Bank is not quoting a spot rate of exchange in Providence, RI for the purchase of an Obligation Currency with United States currency, the rate of exchange to be applied in lieu thereof shall be the official rate of exchange for the purchase of United States currency with the relevant Obligation Currency established by the country in which the Obligation Currency is legal tender as made available by such country to the International Monetary Fund and as reported by the International Monetary Fund at its headquarters in Washington, D.C. to be in effect on such date.

      17. OBLIGATIONS ABSOLUTE. The Guarantor agrees that its obligations hereunder shall not be affected by (i) any law, regulation, order, decree or directive (whether or not having the force of law) or any interpretation thereof, now or hereafter in effect in any jurisdiction, that purports to modify any of the terms of or rights of the Bank with respect to any Obligation or under any Obligation Agreement or this Guaranty, including without limitation any law, regulation, order, decree or directive or interpretation thereof that purports to require or permit the satisfaction of any Obligation other than strictly in accordance with the terms of such Obligation and any related Obligation Agreement (such as by the tender of a currency other than the Obligation Currency) or that restricts the procurement of the Obligation Currency by the Customers or the Guarantor; or (ii) any agreement whether or not signed by or on behalf of the Bank, in connection with the restructuring or rescheduling of public or private obligations in the Customer's country, whether or not such agreement is stated to cause or permit the discharge of the Obligations prior to the final payment in full of the Obligations in the Obligation Currency in strict accordance with any Obligation Agreement.

      18. SPECIAL AGREEMENT WITH RESPECT TO DEBT RESTRUCTURING. If an Obligation shall be made subject to a debt restructuring arrangement between a country and its creditors or creditors of persons or entities of such country, and as a result thereof the Bank, as holder of such Obligation and other credit facilities to such country, persons or entities of such country, shall agree to provide any new credit facilities, the Guarantor shall fund (and be the beneficial owner of) that amount of such new credit facilities which is calculated by (i) dividing the face value of such Obligation by the aggregate amount of the Bank's credit facilities made part of the restructuring arrangement and (ii) multiplying the result by the amount of such new credit facilities. The Guarantor agrees to execute and deliver such documents and take such actions as may be requested by the Bank to effect the purposes of this
Section 18. The Bank agrees to provide the Guarantor with copies of the relevant documents governing its participation in the restructuring arrangement and new credit facilities and shall provide the Guarantor with the basis on which it has calculated the Guarantor's portion of such new credit facilities, which calculations shall be conclusive absent manifest error.

      19. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or


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unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

      IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer, as of the date appearing on page one.


                                         /s/ Albert Thorp III
                                        ----------------------------------------

                                        By:      Albert Thorp III
                                           -------------------------------------
                                                 Title* Vice President - Finance
                                        Address: 1210 NorthbrookDrive
                                                --------------------------------
                                                      Suite 385
                                                --------------------------------
                                                      Trevose, PA  19053
                                                --------------------------------
                                        Telex:
                                               ---------------------------------
                                        Facsimile:        215-355-7397
                                                   -----------------------------

Note - A separate guaranty must be signed by each guarantor.

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* To be completed if Guarantor is other than an individual.


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